UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 20, 2021

THE GOODYEAR TIRE & RUBBER COMPANY

(Exact name of registrant as specified in its charter)

Ohio	1-1927	34-0253240
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Innovation Way, Akron, Ohio	44316-0001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 796-2121

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Without Par Value	GT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On September 21, 2021, Goodyear Europe B.V. (“GEBV”), a subsidiary of The Goodyear Tire & Rubber Company (“Goodyear”), entered into a purchase agreement with several initial purchasers, for whom BNP Paribas is acting as representative, for the issuance and sale by GEBV of €400,000,000 in aggregate principal amount of its 2.750% Senior Notes due 2028 (the “Notes”). The Notes will be guaranteed, jointly and severally, on an unsecured basis, by Goodyear and its wholly owned U.S. and Canadian subsidiaries that also guarantee Goodyear’s obligations under certain of its senior secured credit facilities and senior unsecured notes.

The Notes are being offered and sold pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”). The Notes are being offered and sold only to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A under the Securities Act, and outside the United States to persons other than U.S. persons in reliance on Regulation S under the Securities Act.

Goodyear expects the offering of the Notes to close on September 28, 2021, subject to customary closing conditions.

A news release dated September 20, 2021 announcing the commencement of the offering of the Notes is attached as Exhibit 99.1 hereto. A news release dated September 21, 2021 announcing the pricing of the offering of the Notes is attached as Exhibit 99.2 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1*	News Release, dated September 20, 2021, relating to the commencement of the offering of the Notes.

99.2*	News Release, dated September 21, 2021, relating to the pricing of the offering of the Notes.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: September 22, 2021	THE GOODYEAR TIRE & RUBBER COMPANY

	By:	/s/ Daniel T. Young
Daniel T. Young
Secretary